SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Mace Security International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form Schedule or Registration Statement No.:

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(4)	Date Filed:

1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856)778-2300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: November 30, 2004
Time: 10:30 AM, Eastern Time
Location:
AmeriSuites Hotel
8000 Crawford Place
Mt. Laurel, New Jersey 08054

To Mace Security International, Inc. Stockholders:

We invite you to attend our 2004 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Election of five directors to the Board of Directors for one-year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal.

2.	Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

3.	Ratification of the Board’s appointment of Grant Thornton LLP as Mace’s independent auditors for fiscal year 2004.

You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.

Only stockholders of record at the close of business on October 29, 2004 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

By Order of the Board of Directors,

Mt. Laurel, New Jersey	/s/ Robert M. Kramer Robert M. Kramer
November 2, 2004	Secretary

1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856)778-2300

PROXY STATEMENT

INTRODUCTION

The Board of Directors is soliciting proxies to be used at the 2004 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”). Mace will begin mailing this proxy statement and the enclosed form of proxy on or about November 3, 2004 to its stockholders entitled to vote at the Annual Meeting.

The Board of Directors is soliciting your proxy to encourage you to vote on proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.

About This Proxy Solicitation

This proxy solicitation has two parts: the proxy card and this proxy statement.

The Proxy Card The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

This Proxy Statement This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:

     Mace will pay for soliciting these proxies. In addition to use of the mails, Mace’s directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting

When And Where Mace will hold the Annual Meeting on November 30, 2004, at 10:30 AM, Eastern Time, at AmeriSuites Hotel, 8000 Crawford Place, Mt. Laurel, New Jersey 08054.

Record Date The Board has fixed the close of business on October 29, 2004 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.

Quorum Requirement Mace’s bylaws require that a majority of outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.

The Proposals Stockholders will vote on the following proposals at the Annual Meeting:

•	election of five directors;

•	amendment of the Mace Amended and Restated Certificate of Incorporation to decrease authorized shares; and

•	ratification of the Board’s appointment of Grant Thornton, LLP as Mace’s independent auditors for fiscal year 2004.

Other Matters There were no stockholder proposals submitted for the Annual Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, stockholders will be able to vote on any other matters that properly come before the Annual Meeting.

Presence of Independent Auditors Representatives of Grant Thornton LLP, Mace’s independent auditors, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to stockholder questions.

The Stockholders As of the record date of October 29, 2004, there were 14,253,632 shares of Mace common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace’s headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting

You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on October 29, 2004. The presence, in person or by proxy, of the holders of a majority of shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.

The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposals require the approval of a majority of all shares of Mace common stock entitled to vote for such proposals that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

     You may vote in one of two ways:

•	return your completed, signed and dated proxy card before the Annual Meeting; or

•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Ronald R. Pirollo will serve as your proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, for the ratification of Grant Thornton LLP as Mace’s independent auditors, and for the approval of the amendment to the Amended and Restated Certificate of Incorporation. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:

•	notifying Mace’s Secretary in writing (notice to be sent to Mace’s executive offices, the address for which is located on the first page of this proxy statement);

•	submitting another proxy card with a later date; or

•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

THE PROPOSALS

Proposal 1. Election of Directors

Election of five directors to the Board of Directors for one-year terms.

Nominees

Louis D. Paolino, Jr.	Constantine N. Papadakis, Ph. D.
Mark S. Alsentzer	Matthew J. Paolino

Burton Segal

About the Nominees

Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D, Matthew J. Paolino, and Burton Segal currently serve on the Board of Directors. Each nominee indicated that he will serve on the Board, if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
Age:	48
Director Since:	May 24, 1999
Principal Occupation:
May 24, 1999-Present	President and Chief Executive Officer of Mace
July 1, 1999-Present	Chairman of the Board of Mace

Recent Business Experience:
June 1996-December 1998	Chairman of the Board, President and Chief Executive Officer of Eastern Environmental Services, Inc. (a waste management company)

Mark S. Alsentzer
Age:	49
Director Since:	December 15, 1999
Principal Occupation:
December 1996-Present	Chairman of the Board, U.S. Plastic Lumber Corporation (a plastic lumber and recycling company)

Recent Business Experience:
December 1996- July 2004	President and Chief Executive Officer of U.S. Plastic Lumber Corporation
1992-December 1996	Vice President of Republic Environmental System, Inc. (an environmental services company)

Other Directorships:	US Plastic Lumber Corporation

Involvement in Certain Legal Proceedings:	On July 23, 2004, U.S. Plastic Lumber Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. At the time of the Chapter 11 filing, Mark S. Alsentzer, a director of Mace, was Chairman, President and Chief Executive Officer of U.S. Plastic Lumber Corporation. Mr. Alsentzer currently remains Chairman of the Board of U.S. Plastic Lumber Corporation. U.S. Plastic Lumber Corporation is seeking an order of the Court to obtain DIP financing which it expects will support current operations.

Constantine N. Papadakis, Ph.D.
Age:	58
Director Since:	May 24, 1999
Principal Occupation:
1995-Present	President of Drexel University
Recent Business Experience:
1986-1995	Dean of the College of Engineering, Geier Professor of Engineering Education and Professor of Civil Engineering at the University of Cincinnati

Other Directorships:	Sovereign Bank, Met-Pro Corporation., The Philadelphia Stock Exchange, Corcell, Inc., the Judicial Council of the Supreme Court of Pennsylvania, the Opera Company of Philadelphia, the National Commission for Cooperative Education, the University City Science Center, the Ben Franklin Technology Center and the World Trade Center of Greater Philadelphia

Matthew J. Paolino
Age:	40
Director Since:	July 1, 1999
Principal Occupation:
July 1, 1999-Present	Vice President of Risk Management and Asset Management of Mace

1994-Present	President of Premier Concrete, Inc. (a general contractor)
Recent Business Experience:
1996-December 1998	Vice President of Risk Management, Asset Management and Special Waste Divisions of Eastern Environmental Services, Inc. (a waste management company)

Other Information:	Mr. Paolino is the brother of Louis D. Paolino, Jr., Mace’s Chairman of the Board, President and Chief Executive Officer

Burton Segal
Age:	61

Director Since:	October 22, 2003
Principal Occupation:	Principal in the accounting firm of Burton Segal & Co., Certified Public Accountants

The Board of Directors recommends that you vote FOR the election of Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal to Mace’s Board.

Proposal 2. Amendment of the Amended and Restated Certificate of Incorporation

Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

The Board of Directors has unanimously approved and is proposing for stockholder approval an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

     The Board of Directors is in favor of Proposal 2 for the following reasons:

•	The Board of Directors does not foresee a need in the near term to issue numbers of shares approaching the amounts that are currently authorized and unissued; and

•	Reducing the number of authorized shares will significantly reduce the amount of the franchise tax payable by Mace to the State of Delaware, where Mace is incorporated.

The approval and adoption of the amendment to reduce the number of authorized shares will not affect in any way the validity of currently outstanding stock certificates and will not require you to surrender or exchange any stock certificates that you currently hold. The rights of the Company’s stockholders will not be affected by the decrease in the number of authorized shares of Common Stock and Preferred Stock. The general effect of the amendment will be to reduce the amount of authorized shares issuable by Mace which will reduce Mace’s Delaware franchise taxes.

The decrease in the authorized stock is set forth in the Second Restated Certificate of Incorporation, attached as Appendix A to this proxy statement. If approved by the stockholders of Mace, the change to the number of authorized shares in the Second Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware on or about November 30, 2004.

The Board of Directors recommends that you vote FOR approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

Proposal 3. Ratification of the Board’s Appointment of Independent Auditors

Ratification of the Board’s appointment of Grant Thornton LLP as Mace’s independent auditors for fiscal year 2004.

The Audit Committee of the Board of Directors selects the independent public accountants to audit Mace’s books of account and other corporate records. The Audit Committee’s selection of Grant Thornton LLP to audit Mace’s books of account and other corporate records for 2004, which has been approved by the Board of Directors, is being submitted to you for ratification.

About Prior Audits

The rules and regulations of the Securities and Exchange Commission require Mace to make the following disclosures to you:

The reports of Grant Thornton LLP on Mace’s consolidated financial statements for the fiscal years ended December 31, 2003, 2002, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last three fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace’s consolidated financial statements for such years.

Audit Fees and Related Matters

Audit Fees. The Company was billed $115,103 through March 5, 2004, by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2003, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2003. The company estimates approximately $25,000 of fees remain unbilled related to the 2003 audit as of March 5, 2004. The Company was billed $98,819 by Grant Thorton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2002, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2002.

Tax Services. The Company was billed $20,260 and $11,290 for tax compliance services rendered by Grant Thornton LLP during 2003 and 2002, respectively.

All Other Fees. Mace was billed $17,983 for non-audit services, principally SEC compliance services, rendered by Grant Thornton LLP during 2002.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Mace’s independent auditors, Grant Thornton LLP. The Audit Committee pre-approves 100% of the auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Presence of Independent Auditors

Representatives of Grant Thornton LLP will be at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP as Mace’s independent auditors for fiscal year 2004.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

Mace’s Board is currently comprised of five directors: Louis D. Paolino, Jr.,Mark S. Alsentzer, Constantine Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal. Each director position is elected annually for a one-year term.

At a Board meeting held on September 26, 2003, the Board voted to decrease the size of the Board to five directors, effective with the election of directors at the 2003 Annual Meeting. At the September 26, 2003 Board meeting the directors also voted to adopt Corporate Governance Guidelines. The Corporate Governance Guidelines provide that a majority of the Company’s directors should be independent, as established by the rules of the NASDAQ Stock Market, and set forth other corporate governance requirements. A majority of the Company’s directors will continue to be independent under these rules, if all of the nominees listed in Proposal 1 are elected at the 2004 Annual Meeting. The Corporate Governance Guidelines also established that, commencing in 2004, the Board shall have an Audit Committee, a Compensation Committee and an Ethics and Corporate Governance Committee. At the September 8, 2004 Board meeting, the directors voted to constitute a Nominating Committee to the Board of Directors and adopt a Nominating Committee Charter. The Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Ethics and Corporate Governance Committee Charter and the Nominating Committee Charter are posted on the Corporations website at www.mace.com.

Mace’s Board held seven formal meetings during 2003. During 2003, all directors, other than Matthew J. Paolino and Louis D. Paolino, Jr., attended at least 93% of Mace’s Board meetings and the meetings of the committees of the Board on which they served. Matthew J. Paolino attended 86% of Mace’s Board meetings. Louis D. Paolino, Jr. attended 100% of Mace’s Board meetings and none of the meetings of the Compensation Committee of which he was a member. Mr. Paolino recused himself from the Compensation Committee meetings at which Mr. Paolino’s compensation was discussed. All members of the Audit Committee and the Ethics and Corporate Governance Committee must be, and are, independent directors. The Board has determined that Burton Segal is an Audit Committee financial expert serving on the Audit Committee as defined in the rules and regulations of the Securities and Exchange Commission. In 2003 the Corporation’s Board had standing Audit, Compensation, and Acquisition Committees. The following chart describes the composition and functions of those Committees.

BOARD COMMITTEES

No. of Meetings
Committee	Members	Held in 2003	Functions
Audit	Burton Segal*	10	•	Recommends selection of independent auditors to the Board.
	Mark S. Alsentzer		•	Confers with independent auditors and internal personnel on the scope of auditors’ examinations.
	Constantine N. Papadakis, Ph.D.		•	Reviews internal controls and procedures.
			•	Reviews related party transactions.

Compensation	Constantine N. Papadakis, Ph.D.*	4	•	Recommends executive compensation.
	Burton Segal		•	Administers Mace’s Nonqualified Stock Option Plan.
	Louis D. Paolino, Jr.		•	Administers Mace’s 1999 Stock Option Plan.

Acquisition	Louis D. Paolino, Jr.*	0	•	Reviews and approves acquisitions having a value of $5,000,000 or less.
	Matthew J. Paolino		•	Reviews and approves loans and financing arrangements having a value of $5,000,000 or less.

* Designates Chairman of Committee

Director Compensation

Prior to June 30, 2004, Mace did not pay fees to directors, but pays non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings. On June 29, 2004, the Independent Directors approved a compensation package for the Independent Directors consisting of (a) an annual fee of $4,000, prorated for partial years of service, (b) a $750 fee for in-person attendance at each Board meeting, (c) a $300 fee for in-person attendance at each committee meeting, and (d) options to purchase 11,000 shares of Mace common stock.

On October 18, 2000, Mace granted options to purchase 10,000 shares of Mace common stock at $2.563 per share to each of Mace’s outside directors, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for their service on the Board of Directors during 2000. On October 18, 2000, Mace granted options to purchase 5,000 shares of Mace common stock at $2.563 per share to each of Mace’s directors, Louis D. Paolino, Jr., Robert M. Kramer, Matthew J. Paolino, Jon E. Goodrich, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for agreeing to serve on the Board of Directors for 2001. On April 4, 2002, Mace’s outside directors, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., were each granted options to purchase 12,500 shares of Mace common stock at $2.36 per share for their service on the Board of Directors in 2002. Additionally, on August 10, 2004, Mace’s outside directors, Mark S. Alsentzer, Burton Segal, and Constantine N. Papadakis, Ph.D., were each granted options to purchase 11,000 shares of Mace common stock at $3.04 per share for their service on the Board of Directors in 2004.

Executive Officers and Directors

Set forth below is certain information concerning the executive officers and directors of Mace.

Name	Age	Position
Louis D. Paolino, Jr.	48	Chairman of the Board, President, and Chief Executive Officer
Robert M. Kramer	52	Chief Operating Officer of Car and Truck Wash Segment, Executive Vice President, General Counsel, and Secretary
Gregory M. Krzemien	45	Chief Financial Officer and Treasurer
Ronald R. Pirollo	45	Chief Accounting Officer, Vice President and Corporate Controller
Matthew J. Paolino	40	Director and Vice President
Mark S. Alsentzer	49	Director
Burton Segal	61	Director
Constantine N. Papadakis, Ph.D.	58	Director

Compensation of Certain Executive Officers

The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace’s Chief Executive Officer and each of the other most highly compensated executive officers of Mace whose compensation exceeded $100,000 (the “Named Executive Officers”) for the three years ended December 31, 2003.

SUMMARY COMPENSATION TABLE (1)

				Long-term
				Compensation
				Awards:
		Annual Compensation		Securities
Name and	Fiscal Years Ended			Underlying
Principal Positions	December 31	Salary	Bonus	Options (#)
Louis D. Paolino, Jr.,	2003	$346,769	–	150,000
Chairman of the Board, President and	2002	$320,000	–	87,500
Chief Executive Officer	2001	$320,001	–	–

Robert M. Kramer,	2003	$155,692	–	150,000
Executive Vice President,	2002	$151,202	–	37,500
Chief Operating Officer of Car and	2001	$137,500	–	50,000
Truck Wash Segment,
General Counsel and Secretary

Gregory M. Krzemien,	2003	$135,492	–	150,000
Chief Financial Officer and	2002	$131,596	–	37,500
Treasurer	2001	$121,000	–	50,000

Ronald R. Pirollo,	2003	$118,427	–	100,000
Chief Accounting Officer, Vice	2002	$117,615	–	15,000
President and Controller	2001	$112,500	–	30,000

(1)	The columns captioned “Annual Compensation – Other Annual Compensation “ and “Long-Term Compensation – Restricted Stock Awards,” “–LTIP Payouts,” and “– All Other Compensation” have been omitted because, in the first case, none of the Named Executive Officers received other annual compensation exceeding either $50,000 or 10% of such officer’s total annual salary and bonus and, in the other cases, because the Company (i) made no restricted stock awards, (ii) maintained no long-term incentive plan, and (iii) paid no other compensation to the Named Executive Officers, in each case during the three fiscal years ended December 31, 2003. Additionally, the Company has not issued any stock appreciation rights (SARs) in any of the past three years.

Equity Compensation Plan Information

Stock options are issued at the discretion of the Compensation Committee to employees at an exercise price of no less than the then current market price of the common stock and generally expire ten years from the date of grant. Allocation of available options and vesting schedules are at the discretion of the Compensation Committee and are determined by potential contribution to, or impact upon, the overall performance of the Company by the executives and employees. Stock options are also issued to members of the Board of Directors at the discretion of the Compensation Committee. These options may have similar terms as those issued to officers or may vest immediately. The purpose of the Stock Option Plan, which has been approved by the stockholders of the Company, is to provide a means of performance-based compensation in order to provide incentive for the Company’s employees. Warrants have been issued in connection with the purchase and sale of certain businesses and to a director. The terms of the warrants have been established by the Board of Directors of the Company. Certain of the warrants have been approved by stockholders.

The following table sets forth certain information regarding the Company’s Stock Option Plan and warrants as of December 31, 2003.

(c)
Number of
securities
	(a)		remaining available
	Number of		for future issuance
	securities to be	(b)	under equity
	issued upon	Weighted average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
Plan Category	and rights	and rights	column (a))
Equity compensation plans approved by stockholders	2,590,015	$3.92	5,586,237
Equity compensation plans not approved by stockholders	274,550	$9.11	N/A

Option and Warrant Grants in Last Fiscal Year

The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR (1)
(Individual Grants)

					Potential Realizable
		% of Total Options			Value at Assumed Annual
	Number of	Granted to			Rates of Stock Price
	Securities	Employees			Appreciation for Option
	Underlying Options	in Fiscal	Exercise Price Per	Expiration	Term
Name	Granted (2)	Year (1)	Share	Date	5%	10%
Louis D. Paolino, Jr.	150,000	19.0%	$1.32	7/14/13	$124,521	$315,000
Gregory M. Krzemien	150,000	19.0%	$1.32	7/14/13	$124,521	$315,000
Robert M. Kramer	150,000	19.0%	$1.32	7/14/13	$124,521	$315,000
Ronald R. Pirollo	100,000	12.6%	$1.69	11/14/13	$106,000	$269,000

(1)	The Company granted options and warrants to employees to purchase a total of 791,000 shares of common stock during the fiscal year ended December 31, 2003. All of these grants were made at fair market value.

(2)	Options vest at the rate of 1/3 at date of grant, 1/3 on the six-month anniversary date from date of grant, and 1/3 on the one year anniversary date from the date of the grant.

Aggregated Option and Warrant Exercises in Last Fiscal Year

The following table sets forth certain information regarding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2003, including the number and value of exercisable and unexercisable stock options as of December 31, 2003. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2003. In-the-money options are those for which the fair market value of the underlying securities exceeds the exercise price of the option. The closing transaction price of the Company’s common stock on December 31, 2003 was $2.09 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-money Options/SARs
	at Fiscal Year End 2003		at Fiscal Year End 2003
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis D. Paolino, Jr.	113,334	129,166	$38,500	$77,000
Gregory M. Krzemien	187,500	112,500	$74,250	$77,000
Robert M. Kramer	230,000	112,500	$74,250	$77,000
Ronald R. Pirollo	103,334	71,666	$34,784	$26,666

Employment Agreements

Louis D. Paolino, Jr., Employment Agreement

Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a three-year employment agreement dated August 12, 2003. The principal terms of the employment agreement include: annual salary of $400,000; a leased vehicle at a cost of $1,500 per month, provision of certain medical and other employee benefits; prohibition against competing with Mace during employment and for a three-month period following a termination of employment; and a $2.5 million payment in the event that Mr. Paolino’s employment is terminated for certain reasons set forth in the employment agreement. The termination payment is not due in the event of termination due to death or disability or certain prohibited conduct, as more fully set forth in the employment agreement. The termination payment is due if Mr. Paolino is terminated for unsatisfactory job performance. The employment agreement entitles Mr. Paolino to a $2.5 million change-of-control bonus.

Other Executive Employment Agreements

The primary terms of the employment agreements for Robert M. Kramer, Gregory M. Krzemien, and Ronald R. Pirollo expired on March 26, 2003. Messrs. Kramer and Krzemien are working on a month-to-month, at-will basis. Mr. Pirollo or the Company may terminate Mr. Pirollo’s employment at any time. Under the prior employment agreements, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $5.375 per share that vest over a period of four years. The table below discloses the current salary and initial option grants for these executive officers.

		Current	Initial
Name	Office	Annual Salary	Option Grant
Robert M. Kramer	Chief Operating Officer of Car And Truck Wash Segment, Executive Vice President, General Counsel and Secretary	$156,250	100,000

Gregory M. Krzemien	Chief Financial Officer and Treasurer	$135,500	62,500

Ronald R. Pirollo	Chief Accounting Officer, Vice President and Controller	$119,500	25,000

Biographical Information for Non-Director Executive Officers

Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Robert M. Kramer
Age:	52
Principal Occupation:
May 24, 1999-Present	Executive Vice President, General Counsel, Secretary of Mace, and
September 2000-Present	Chief Operating Officer of Car and Truck Wash Segment
Recent Business Experience:
1989-August 2000	Sole shareholder of Robert M. Kramer & Associates, P.C.
June 1996-December 1998	Executive Vice President, General Counsel, and Secretary of Eastern Environmental Services, Inc. (a
waste management company)

Gregory M. Krzemien
Age:	45
Principal Occupation:
May 24, 1999-Present	Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
August 1992-December 1998	Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc.

Ronald R. Pirollo
Age:	45
Principal Occupation:
July 1, 1999-Present	Chief Accounting Officer, Vice President and Controller of Mace
Recent Business Experience:
July 1997-December 1998	Controller of Eastern Environmental Services, Inc.
1995-June 1997	Vice President - Finance of Envirite Corporation

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act requires Mace’s directors and executive officers, as well as persons beneficially owning more than 10% of Mace’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the Securities and Exchange Commission and the NASDAQ Stock Market (the “NASDAQ”), within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of Mace.

Based upon Mace’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to Mace’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2003 were made on a timely basis except for the following instances: Reports on Form 4 due July 15, 2003, on behalf of Gregory M. Krzemien, Robert M. Kramer, Louis D. Paolino, Jr., for option grants that occurred on July 14, 2003, were filed on Form 5 on May 6, 2004. Reports on Form 4 due on November 15, 2003, on behalf of Ronald Pirollo, for option grants that occurred on November 14, 2003, were filed on Form 5 on May 7, 2004. A report on Form 3 due October 31, 2003, on behalf of Burton Segal, upon Mr. Segal’s appointment as a Director was filed on October 21, 2004.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company’s Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir, and Constantine N. Papadakis, Ph.D. Mr. Muir resigned due to other business commitments from the Board of Directors as well as his position on the Compensation Committee effective October 15, 2003. Louis D. Paolino, Jr. is the Company’s Chairman, Chief Executive Officer, and President. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Paolino, Muir, or Papadakis was an executive officer or director.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Company’s Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir, and Constantine N. Papadakis, Ph.D. Mr. Muir resigned due to other business commitments from the Board of Directors as well as his position on the Compensation Committee effective October 15, 2003.

The following report of the Compensation Committee is required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement or the Company’s Annual Report on Form 10-K and addresses the Company’s executive compensation policies for the fiscal year ended December 31, 2003. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of any general statement in such filing incorporating this Form 10-K by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

General. The Company’s compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company.

The Company’s current compensation package consists of two components: base salaries and stock options. Together these elements comprise total compensation value. The total compensation paid to the Company’s executive officers is influenced significantly by the need (i) to attract management employees with a high level of expertise, and (ii) to motivate and retain key executives for the long-term success of the Company and its stockholders.

The fiscal year ended December 31, 2003 was a challenging year for the Company. In 2003, Mace focused its management efforts on maximizing operating profits in an economy which had suffered a downturn. Managements efforts were also focused on developing the Company’s security electronics surveillance business. Additionally, the financing and re-financing of the Company’s long-term debt demanded significant time and attention. The Compensation Committee considered these numerous factors and the Company’s financial results in formulating its executive compensation policies and practices for fiscal 2003. The Committee also considered the Amper, Politziner and Mattia, P.C. study of compensation levels dated May 2003 for each executive position when determining compensation. The May 2003 compensation study by Amper, Politziner and Mattia, P.C. concluded that the total compensation packages for the top four executive officers fell below the peer group’s 25th percentile. After considering all factors and through negotiation of a new employment agreement by Mr. Paolino, an annual base salary increase was given to Louis D. Paolino, Jr. in the amount of $50,000 bringing Mr. Paolino’s base salary to $400,000. Other than the annual salary increase given in 2003, Mr. Paolino, had not been given a salary increase from the date he was hired by the Company in 1999. Additionally on July 14, 2003, options to purchase 150,000 shares of the Company’s common stock were granted each of Louis D. Paolino, Jr., Robert M. Kramer and Gregory Krzemien and on November 14, 2003 options to purchase 100,000 shares of the Company’s common stock were granted to Ronald R. Pirollo. The options have an exercise price of the market price at the date of grant.

Base Compensation. The Committee established annual base salary levels for its executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Committee has used comparative data provided by Amper, Politziner and Mattia, P.C. The Company has maintained total compensation levels for executives, below the median in the range of survey data, which included companies providing consumer services on a national basis. The primary terms of the employment agreements of Robert M. Kramer, Gregory M. Krzemien, and Ronald R. Pirollo expired on March 26, 2003. Messrs. Kramer and Krzemien are working on a month-to-month at will-basis. Mr. Pirollo or the Company may terminate Mr. Pirollo’s employment at any time.

Stock Options. The Company grants stock options to its executive management under its employee stock option plans. Option grants are intended to offer significant returns if the Company is successful and, therefore, create significant incentives to devote the effort called for in order to implement the Company’s strategic plan. The Compensation Committee believes that executives’ interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that should result in the long-term success of the Company.

Performance Bonuses. The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash and/or stock options to reward efforts undertaken by its key executive officers which are extraordinary in nature.

Chief Executive Officer Compensation. Mr. Paolino, in his capacity as Chairman of the Board, Chief Executive Officer, and President, participates in the same compensation programs as the other executive officers. The Committee increased Mr. Paolino’s compensation on August 12, 2003 to $400,000. The Committee believes that Mr. Paolino’s compensation is competitive with the amount paid by companies in similar industries and competitive situations, as supported by a competitive compensation analysis conducted by Amper, Politziner and Mattia, P.C. and the Compensation Committee’s review of Mr. Paolino’s salary in the context of (i) the Company’s performance and growth, and (ii) compensation packages of chief executive officers at comparable companies.

The Compensation Committee of the Board of Directors

Louis D. Paolino, Jr.
Constantine N. Papadakis, Ph.D.

**Throughout fiscal 2003, the Compensation Committee of the Company’s Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir and Constantine N. Papadakis, Ph.D. Louis D. Paolino, Jr. is the Company’s Chairman, Chief Executive Officer, and President. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Paolino, Muir or Papadakis was an executive officer or director.

Stock Performance Graph

The following line graph and table compare, for the five most recently concluded fiscal years, the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends, on the Company’s common stock with the cumulative total return of companies on the NASDAQ Stock Market and an index comprised of certain companies in similar service industries (the “Selected Peer Group Index”).(1)

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG MACE SECURITY INTERNATIONAL, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON December 31, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2003

(1)	The Selected Peer Group Index is comprised of securities of Lo-Jack Corporation and Precision Auto Care, Inc. There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MACE SECURITY
INTERNATIONAL, INC., THE NASDAQ MARKET INDEX, AND SELECTED PEER GROUP

	December 31,
	1998	1999	2000	2001	2002	2003
Mace Security International, Inc.	100.00	244.44	53.69	50.96	61.93	61.93
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68
Selected Peer Group	100.00	56.42	60.80	43.95	40.00	65.56

The Performance Graph set forth above shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

Audit Committee Report

The Audit Committee of Mace’s Board of Directors is composed of three independent directors, as defined by NASDAQ rules, and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is posted on the Corporation’s website at www.mace.com.

Mace’s management is responsible for the Company’s internal controls and the financial reporting process. Grant Thornton LLP, Mace’s independent auditors, is responsible for performing an independent audit of Mace’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that Mace’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.

Based on the Audit Committee’s discussion with management and Grant Thornton LLP, and the Audit Committee’s review of management’s representation and Grant Thornton LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in Mace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The Audit Committee of the Board of Directors

Mark S. Alsentzer, Chairman
Burton Segal
Constantine N. Papadakis, Ph.D.

THE PRINCIPAL STOCKHOLDERS OF MACE

Beneficial Ownership

The following beneficial ownership table sets forth information as of September 30, 2004, regarding beneficial ownership of shares of Mace common stock by the following persons:

•	each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace’s records or the records of the Securities and Exchange Commission;

•	each director of Mace;

•	each Named Executive Officer; and

•	all directors and executive officers of Mace as a group.

Unless otherwise indicated, to Mace’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of September 30, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

	Amount and Nature		Percentage of
Name and Address of	of Beneficial		Common Stock Owned
Beneficial Owner	Ownership		(1)
Louis D. Paolino, Jr.
1000 Crawford Place, Suite 400
Mt. Laurel, NJ 08054	2,891,640	(2)	19.2%
Langley Partners, L.P.
535 Madison Avenue, 7th floor
New York, NY 10022	1,098,000	(3)	7.6
Mark S. Alsentzer	563,500	(4)	3.9
Matthew J. Paolino	269,354	(5)	1.9
Robert M. Kramer	449,824	(6)	3.1
Gregory M. Krzemien	325,250	(7)	2.2
Ronald R. Pirollo	146,667	(8)	1.2
Constantine N. Papadakis, Ph.D.	58,500	(9)	*
Burton Segal	11,000	(10)	*
All current directors and executive officers as a group (8 persons)	4,715,735	(11)	29.5

* Less than 1% of the outstanding shares of Mace common stock.

(1)	Percentage calculation is based on 14,253,632 shares outstanding on September 30, 2004.

(2)	Includes (i) warrants to acquire 568,182 shares, and (ii) options to purchase 242,500 shares.

(3)	Includes warrants to acquire 183,000 shares.

(4)	Includes (i) warrants to acquire 25,000 shares and (ii) options to purchase 38,500 shares.

(5)	Includes options to purchase 67,500 shares.

(6)	Includes (i) warrants to acquire 37,500 shares and (ii) options to purchase 342,500 shares.

(7)	Includes options to purchase 300,000 shares.

(8)	Includes options to purchase 175,000 shares.

(9)	Represents options to purchase 58,500 shares.

(10)	Represents options to purchase 11,000 shares.

(11)	See Notes 3, 4, 5, 6, 7, 8, 9 and 10 above.

ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

Effective August 1, 2000, Mace entered into a five-year lease with Bluepointe, Inc., a corporation fifty percent owned by Louis D. Paolino, Jr., Mace’s Chairman, Chief Executive Officer and President and fifty percent owned by Mr. Paolino’s father Louis D. Paolino, Sr., for Mace’s executive offices in Mt. Laurel, New Jersey. Bluepointe, Inc. sold the building to an unrelated party in May, 2004. The lease terms, which were assumed by the new owner, were subject to a survey of local real estate market pricing and approval by the Company’s Audit Committee and provide for an initial monthly rental payment of $15,962, which increases by 5% per year in the third through fifth years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot) were competitive when the lease was executed.

From November, 2001 through July 2002, the Company prepaid LP Learjets, LLC $5,109 per month for the right to use a Learjet 31A for 100 hours per year. LP Learjets, LLC is a company owned by Louis D. Paolino, Jr., the Company’s Chairman, Chief Executive Officer and President. When the Learjet 31A is used, the prepaid amount is reduced by the hourly usage charge as approved by the Audit Committee, and the Company pays to third parties unaffiliated with Louis D. Paolino, Jr., the direct costs of the Learjet’s per-hour use, which include fuel, pilot fees, engine insurance and landing fees. The balance of unused prepaid flight fees total $31,659 at June 30, 2004.

From February 2000 through April 2002, the Company and Mark Sport, Inc. (“Mark Sport”) were parties to a Management Agreement. Mark Sport is a Vermont corporation controlled by Jon E. Goodrich, a former director and current employee of the Company. Mr. Goodrich was a director from December 1987 through December 2003. Under the Management Agreement, as amended, Mark Sport operated the Company’s Security Products Segment and received all profits or losses from January 1, 2000 to April 30, 2002 in exchange for certain payments to the Company. At March 31, 2004, Mark Sport owed the Company $127,000 in payments under the Management Agreement. In April 2004, the outstanding balance owed by Mark Sport to the Company was paid in full.

The Company’s Consumer Products Division leases manufacturing and office space under a five-year lease with Vermont Mill, Inc. (“Vermont Mill”), which provides for monthly lease payments of $9,167 through November 2004. The Company has exercised an option to continue the lease through November 2009. The rent will increase by a CPI factor in November 2004.Vermont Mill is controlled by Jon E. Goodrich, a former director and current employee of the Company. The Company believes that the lease rate is lower than lease rates charged for similar properties in the Bennington, Vermont area. On July 22, 2002, the lease was amended to provide Mace the option and right to cancel the lease with proper notice and a payment equal to six months of the then current rent for the leased space occupied by Mace.

Vermont Mill borrowed a total of $228,671 from the Company through December 31, 2001. On February 22, 2002, Vermont Mill executed a three year promissory note with monthly installments of $7,061 including interest at a rate of 7%. At March 31, 2004, the balance owed on this promissory note was $82,100. In April 2004, the balance on the promissary note was paid in full.

From January 1, 2003 through June 30, 2004, the Company’s Electronic Surveillance Products Division sold approximately $148,000 of electronic security equipment to two companies of which Louis Paolino, III, the son of the Company’s CEO, Louis D. Paolino, Jr., is a partial owner of each company. The pricing extended to these companies is no more favorable than the pricing given to third party customers who purchase in similar volume. Additionally, one of these companies was hired by the Company to install security cameras in four of the Company’s car washes at an installation fee of $6,800. At June 30, 2004, the balance owed from these companies was approximately $21,000.

Deadline For Stockholder Proposals

June 15, 2005, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace’s Proxy Statement for Mace’s 2005 Annual Meeting of Stockholders, which is expected to be held on September 15, 2005. If a stockholder gives notice of a proposal after this deadline, the proxies will be allowed to use their discretionary authority to vote against such matter when and if raised at the 2005 meeting. However, if less than 70 days’ notice or prior public disclosure of the date of the 2005 Annual Meeting is given, to be timely, a stockholder notice must be delivered not later than the 10th day following the earlier of the day on which the notice of the Annual Meeting date was mailed or the day on which the public disclosure was made.

Mace’s Annual Report

A copy of Mace’s 2003 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements and schedules, but excluding exhibits) accompanies this Proxy Statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials to Gregory M. Krzemien, Chief Financial Officer, at the offices of Mace set forth on page 1 of this proxy statement.

By Order of the Board of Directors,

Mt. Laurel, New Jersey	/s/ Robert M. Kramer Robert M. Kramer
November 2, 2004	Secretary

APPENDIX A

SECOND RESTATED
CERTIFICATE OF INCORPORATION
OF
MACE SECURITY INTERNATIONAL, INC.

     Mace Security International, Inc., a Delaware corporation (the “Corporation” or “Company”) does hereby amend and restate its Certificate of Incorporation, pursuant to the provisions of Section 242 and Section 245 of the Delaware General Corporation Law as set forth below:

     1. The name of the Corporation is “Mace Security International, Inc.”. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was September 16, 1993.

     2. An Amended and Restated Certificate of Incorporation was filed by the Secretary of State of Delaware on December 28, 1999 and two separate amendments to the Amended and Restated Certificate of Incorporation were filed by the Secretary of State on February 12, 2001 and December 17, 2002, respectively.

     3. The amendment being made by this Second and Restated Certificate is changing the first sentence of Article Fourth to decrease the authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

     4. The text of the Certificate of Incorporation of the Corporation is hereby restated to read in its entirety as follows:

FIRST: The name of the Corporation is Mace Security International, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company, in the County of New Castle.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of capital stock that the Company shall have authority to issue is Thirty Five Million (35,000,000) shares of Common Stock, par value $.01 per share (the “Common Stock”) and Five Million (5,000,000) shares of Preferred Stock (the “Preferred Stock”). The terms and conditions of the Common Stock and the Preferred Stock shall be as follows:

(a)	Common Stock.

     (1) All outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The holders of shares of Common Stock shall have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation.

     (2) When and if dividends or distributions are declared on outstanding shares of Common Stock, whether payable in cash or in             shares of Common Stock, all holders of stock shall be entitled to share equally in such dividends and distributions.

     (3) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of outstanding shares of Common Stock shall be entitled to share equally in the assets of the Corporation to be distributed among the holders of shares of the Common Stock.

     (4) The holders of outstanding shares of Common Stock shall have the right to vote on (or, as provided by law, take action by consent with respect to) the election and removal of the directors of the Corporation and on, and with respect to, all other matters to be voted on or consented to by the stockholders of the Corporation, and each holder shall be entitled to one vote for each share of Common Stock held. Except as otherwise provided by law or by the terms of a class or series of the Preferred Stock fixed by a resolution or resolutions of the Board of Directors adopted pursuant to paragraph (b) below, the holders of shares of Preferred Stock shall not have any right to vote on, or consent with respect to, any matters to be voted on or consented to by the stockholders of the Corporation and the shares of Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.

(b)	Preferred Stock. Shares of Preferred Stock of the Company may be issued from time to time in one or more classes or series, each of which shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such other relative rights, powers and preferences, including, without limitation, rights to dividends, conversion rights, if any, redemption price and liquidation preference, and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. Except as expressly provided in such resolution or resolutions or as required by law, the holders of Preferred Stock shall have no rights as stockholders of the Corporation.

FIFTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation, except as specifically otherwise provided therein.

SIXTH: A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102 (b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited. No amendment or repeal of this Artical Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment of repeal.

     5. The stockholders of the Company, at an annual meeting of stockholders called and held upon notice properly given in accordance with Section 222 of the Delaware General Corporation Law, have adopted and approved this Amended and Restated Certificate of Incorporation in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

     6. This Second Restated Certificate of Incorporation has been duly adopted and approved in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Second Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this    day of November 2004.

MACE SECURITY INTERNATIONAL, INC.
By:	___________________________________

MACE SECURITY INTERNATIONAL, INC.
1000 CRAWFORD PLACE, SUITE 400
MT. LAUREL, NEW JERSEY 08054

PROXY — Annual Meeting of Stockholders — November 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gregory M. Krzemien and Ronald R. Pirollo severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. (“Mace”) held of record by the undersigned on October 29, 2004, at the Annual Meeting of Stockholders to be held on November 30, 2004, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE PROXIES’ JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be signed, on Reverse Side)

☒	Please mark your vote as in this example

		FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed at right	Nominees: Louis D. Paolino, Jr. Mark S. Alsentzer Constantine N. Papadakis, Ph.D. Matthew J. Paolino Burton Segal	2.	Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	ELECTION OF DIRECTORS	☐	☐		3.	Ratification of the Board’s appointment of Grant Thornton LLP as Mace’s independent auditors for fiscal year 2004.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name below)

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     SIGNATURE                                                           DATE                                                           SIGNATURE                                                   DATE

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.